NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Worldwide Leaders Fund
(formerly Gartmore NVIT Worldwide Leaders Fund)

Supplement dated March 31, 2011
to the Summary Prospectus dated October 15, 2010

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

The table following “Portfolio Management – Portfolio Managers” is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service
Barrett Sides	Lead Portfolio Manager, Invesco	Since 1990
Clas Olsson	Portfolio Manager, Invesco	Since 1994
Matthew Dennis, CFA	Lead Portfolio Manager, Invesco	Since 2000
Ryan Amerman	Lead Portfolio Manager, Invesco	Since 1996

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE